Exhibit 10.3

RESIGNATION OF

THE BOARD OF DIRECTORS

OF

AB INTERNATIONAL GROUP CORP.

The following is a true copy of the resolution duly adopted by the Board of Directors of the Corporation at a special meeting, notice to this meeting having been waived, held on 22nd January, 2016

The Board of Directors who were present for this meeting & took active part therein were:

Beken Aitbaev

WHEREAS there has been presented to and considered by this meeting a Motion to formally RESIGN and renounce all further corporate designation or affiliation with AB INTERNATIONAL GROUP CORP.;

NOW THEREFORE BE IT RESOLVED that the corporation having considered this matter, has opened the floor to all those who voice a preference in the issue, has decided unanimously and RESOLVED that: I do hereby formally RESIGN, and sever any and all officials ties, duties, obligations or liabilities regarding AB INTERNATIONAL GROUP CORP. and do, by affixing, my signature hereto, officially as my last corporate act, DO HEREBY RESIGN.

The Director of the corporation, by affixing his signature hereto, does hereby formally resign, and shall allow the new Board to choose its Directors at a time and place of its choosing.

DATED: 22nd January, 2016

/s/ Beken Aitbaev

Beken Aitbaev, Director, CEO

AB INTERNATIONAL GROUP CORP.